    As filed with the Securities and Exchange Commission on October 20, 2004

                                           Registration Statement No. 333-111608
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 5

                                       TO
                             REGISTRATION STATEMENT
                                      UNDER
                                   SCHEDULE B
                                       OF
                           THE SECURITIES ACT OF 1933

                              --------------------

                           THE KOREA DEVELOPMENT BANK
                              (Name of Registrant)

                          -----------------------------

                              THE REPUBLIC OF KOREA
                                 (Co-Signatory)

               Names and Addresses of Authorized Representatives:

            SEONG-HO PARK
           OR JAE-MIN YOON                              HI-SU LEE
   Duly Authorized Representatives             Duly Authorized Representative
       in the United States of                    in the United States of
     The Korea Development Bank                    The Republic of Korea
     320 Park Avenue, 32nd Floor                      460 Park Avenue
       New York, New York 10022                   New York, New York 10022


                                   Copies to:

                                JINDUK HAN, ESQ.
                       Cleary, Gottlieb, Steen & Hamilton
                         39th Floor, Bank of China Tower
                                 One Garden Road
                                    Hong Kong
                              ---------------------


         The securities registered hereby will be offered on a delayed or continuous basis pursuant to the procedures set forth in Securities Act Release Nos. 33-6240 and 33-6424.


================================================================================

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 5 to the registrant's Registration Statement under Schedule B (File No. 333-111608), declared effective by the Securities and Exchange Commission on September 30, 2004, is being filed solely for the purpose of filing Exhibits M-8 and M-9 to such Registration Statement. No changes or additions are being made hereby to the Prospectus which forms a part of such Registration Statement.

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 11.  ESTIMATED EXPENSES.*

         It is estimated that our expenses in connection with the sale of the debt securities, warrants and guarantees hereunder, exclusive of compensation payable to underwriters and agents, will be as follows:


SEC Registration Fee..................................................  US$   242,700
Printing Costs........................................................        250,000
Legal Fees and Expenses...............................................        450,000
Fiscal Agent Fees and Expenses........................................         50,000
Blue Sky Fees and Expenses............................................         50,000
Rating Agencies' Fees.................................................        350,000
Miscellaneous (including amounts to be paid to underwriters
  in lieu of reimbursement of certain expenses).......................        800,000
                                                                        -------------
     Total............................................................  US$ 2,192,700
                                                                        =============

---------
* Based on three underwritten offerings of the debt securities.


                                  UNDERTAKINGS

The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereto) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

     (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) For purposes of determining any liability under the Securities Act of 1933, as amended (the "Act"), the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or Rule 497(h) under the Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(e) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                    CONTENTS

This Registration Statement is comprised of:

(1)  Facing Sheet.

(2)  Explanatory Note.

(3)  Part II, consisting of pages II-1 to II-9.

(4)  The following Exhibits:

A-1   -  Form of Underwriting Agreement Standard Terms, incorporated herein by reference to Exhibit A to the Registration Statement of The Korea Development Bank (No. 33-38873).

B-1   -  Form of Fiscal Agency Agreement, including forms of Debt Securities, incorporated herein by reference to Exhibit B-1 to the Registration Statement of The Korea Development Bank (No. 33-44818).

B-2   -  Form of global Debt Security that bears interest at a fixed rate, incorporated herein by reference to Exhibit B-2 to the Registration Statement of The Korea Development Bank (No. 33-38873).

B-3   -  Form of Amendment No. 1 to Fiscal Agency Agreement.**

C-1   -  Form of Warrant Agreement, including form of Warrants.*

C-2   -  Form of Guarantee Agreement, including form of Guarantees, incorporated herein by reference to Exhibit C-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

C-3   -  Form of Solicitation Indemnification Agreement, incorporated herein by reference to Exhibit C-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).

D-1   -  Consent of the Governor of The Korea Development Bank (included on page II-4).

D-2   -  Power of Attorney of the Governor of The Korea Development Bank.**

E-1   -  Consent of the Minister of Finance and Economy of The Republic of
         Korea (included on Page II-5).

E-2   -  Power of Attorney of the Minister of Finance and Economy of The
         Republic of Korea, incorporated herein by reference to Exhibit E-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

F     -  Consent of Samil Accounting Corporation.**

G-1   -  Letter appointing certain persons as authorized agents of The Korea
         Development Bank in the United States.**

G-2   -  Letter appointing Authorized Agents of The Republic of Korea in the
         United States (included
         in Exhibit E-2), incorporated herein by reference to Exhibit G-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

H     -  The Korea Development Bank Act, incorporated herein by reference to
         Exhibit H to the Registration Statement of The Korea Development Bank (No.333-6866).

I     -  The Enforcement Decree of The Korea Development Bank Act,
         incorporated herein by reference to Exhibit I to the Registration Statement of The Korea Development Bank (No.333-6866).

J     -  The By-laws of The Korea Development Bank, incorporated herein by reference to Exhibit J to the Registration Statement of The Korea Development Bank (No.333-6866).

K-1   -  Form of Prospectus Supplement relating to The Korea Development
         Bank's Medium-Term Notes, Series C, Due Not Less Than Nine Months From Date of Issue (the "Series C Notes"), incorporated herein by reference to Exhibit K-1 to the Registration Statement of The Korea Development Bank (No.333-6866).

K-2   -  Form of Supplement to the Prospectus Supplement relating to the Korea
         Development Bank's Series C Notes, incorporated herein by reference to Exhibit K-2 to the Registration Statement of The Korea Development Bank (No.333-6866).

L     -  Form of Distribution Agreement between The Korea Development Bank and the Agents named therein relating to the offer an sale from time to time of the Series C Notes, incorporated herein by reference to Exhibit L to the Registration Statement of The Korea Development Bank (No.333-6866).

M-1   -  Opinion (including consent) of Cleary, Gottlieb, Steen & Hamilton,
         39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality of the Debt Securities (with or without Warrants).**

M-2   -  Opinion (including consent) of Lee & Ko, 16th Floor, West Wing POSCO
         Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul, 135-777, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the Debt Securities (with or without Warrants).**

M-3   -  Opinion (including consent) of Cleary, Gottlieb, Steen & Hamilton,
         39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).

M-4   -  Opinion (including consent) of Cleary, Gottlieb, Steen & Hamilton,
         City Place House, 55 Basinghall Street, London EC2V 5EH, England, English counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-4 to the Registration Statement of The Korea Development Bank (No. 333-97299).

M-5   -  Opinion (including consent) of Kim & Chang, Seyang Building, 223
         Naeja-dong, Chongro-ku, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to Exhibit M-5 to the Registration Statement of The Korea Development Bank (No. 333-97299).

M-6   -  Opinion (including consent) of Cleary, Gottlieb, Steen & Hamilton,
         39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality of The Korea Development Bank's 4.75% Notes due 2009.**

M-7   -  Opinion (including consent) of Lee & Ko, 16th Floor, West Wing POSCO
         Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul, 135-777, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's 4.75% Notes due 2009.**

M-8   -  Opinion (including consent) of Cleary, Gottlieb, Steen & Hamilton,
         39th Floor, Bank of China Tower, One Garden Road, Hong Kong, United States counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating Rate Notes due 2009.

M-9   -  Opinion (including consent) of Lee & Ko, 16th Floor, West Wing POSCO
         Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul, 135-777, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating Rate Notes due 2009.

N-1   -  Form of the Series C Note that bears interest at a fixed rate, incorporated herein by reference to Exhibit N-1 to the Registration Statement of The Korea Development Bank (No.333-6866).

N-2   -  Form of the Series C Note that bears interest at a floating rate, incorporated herein by reference to Exhibit N-2 to the Registration Statement of The Korea Development Bank (No.333-6866).

O     -  Form of Calculation Agency Agreement between The Korea Development
         Bank and the calculation agent named therein relating to the Series C Notes that bear interest at a floating rate, incorporated herein by reference to Exhibit O to the Registration Statement of The Korea Development Bank (No.333-6866).

------------------
*   May be filed by amendment.
**  Previously filed.

                     SIGNATURE OF THE KOREA DEVELOPMENT BANK

         Pursuant to the requirements of the Securities Act of 1933, as amended, The Korea Development Bank has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 20th day of October 2004.


                                        THE KOREA DEVELOPMENT BANK

                                        By:   JICHANG YOO*+
                                              Governor


                                        +By:  /s/ Won Geun Kim
                                              ----------------------------------
                                              Won Geun Kim
                                              (Attorney-in-fact)


------------
* Consent is hereby given to use of his name in connection with the information specified in this Registration Statement or amendment thereto to have been supplied by him and stated on his authority.

                       SIGNATURE OF THE REPUBLIC OF KOREA

         Pursuant to the requirements of the Securities Act of 1933, as amended, The Republic of Korea has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, New York, on the 20th day of October 2004.



                                        THE REPUBLIC OF KOREA


                                        By:   HUN-JAI LEE*+
                                              Minister of Finance and Economy


                                        +By:  /s/ Hi-Su Lee
                                              ----------------------------------
                                              Hi-Su Lee
                                              (Attorney-in-fact)


-----------------
* Consent is hereby given to use of his name in connection with the information specified in this Registration Statement or amendment thereto to have been supplied by him and stated on his authority.

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE
                          OF THE KOREA DEVELOPMENT BANK

         Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Korea Development Bank, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 20th day of October 2004.


                                        +By:  /s/ Seong-Ho Park
                                              ----------------------------------
                                              Seong-Ho Park

                                              New York Branch
                                              The Korea Development Bank

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE
                          OF THE KOREA DEVELOPMENT BANK

         Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Korea Development Bank, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 20th day of October 2004.



                                        +By:  /s/ Jae-Min Yoon
                                              ----------------------------------
                                              Jae-Min Yoon

                                              New York Branch
                                              The Korea Development Bank

                     SIGNATURE OF AUTHORIZED REPRESENTATIVE
                            OF THE REPUBLIC OF KOREA

         Pursuant to the Securities Act of 1933, as amended, the undersigned, a duly authorized representative in the United States of The Republic of Korea, has signed this Registration Statement or amendment thereto in The City of New York, New York, on the 20th day of October 2004.



                                      +By:  /s/ Hi-Su Lee
                                            ------------------------------------
                                            Hi-Su Lee

                                            Financial Attache
                                            Korean Consulate General in New York

                                  EXHIBIT INDEX

EXHIBIT                                                                     PAGE
-------                                                                     ----
A-1   -  Form of Underwriting Agreement Standard Terms, incorporated herein by reference to Exhibit A to the Registration Statement of The Korea Development Bank (No. 33-38873).

B-1   -  Form of Fiscal Agency Agreement, including forms of Debt
         Securities, incorporated herein by reference to Exhibit B-1 to the Registration Statement of The Korea Development Bank (No.
         33-44818).

B-2   -  Form of global Debt Security that bears interest at a fixed rate, incorporated herein by reference to Exhibit B-2 to the
         Registration Statement of The Korea Development Bank (No.
         33-38873).

B-3   -  Form of Amendment No. 1 to Fiscal Agency Agreement.**

C-1   -  Form of Warrant Agreement, including form of Warrants.*

C-2   -  Form of Guarantee Agreement, including form of Guarantees, incorporated herein by reference to Exhibit C-2 to the
         Registration Statement of The Korea Development Bank (No.
         333-97299).

C-3   -  Form of Solicitation Indemnification Agreement, incorporated herein by reference to Exhibit C-3 to the Registration Statement of The Korea Development Bank (No. 333-97299).

D-1   -  Consent of the Governor of The Korea Development Bank
         (included on page II-4).

D-2   -  Power of Attorney of the Governor of The Korea Development
         Bank.**

E-1   -  Consent of the Minister of Finance and Economy of The Republic
         of Korea (included on Page II-5).

E-2   -  Power of Attorney of the Minister of Finance and Economy of
         The Republic of Korea, incorporated herein by reference to
         Exhibit E-2 to the Registration Statement of The Korea
         Development Bank (No. 333-97299).

F     -  Consent of Samil Accounting Corporation.**

G-1   -  Letter appointing certain persons as authorized agents of The
         Korea Development Bank in the United States.**

G-2   -  Letter appointing Authorized Agents of The Republic of Korea in the United States (included in Exhibit E-2), incorporated herein by reference to Exhibit G-2 to the Registration Statement of The Korea Development Bank (No. 333-97299).

H     -  The Korea Development Bank Act, incorporated herein by
         reference to Exhibit H to the Registration Statement of The
         Korea Development Bank (No.333-6866).

EXHIBIT                                                                     PAGE
-------                                                                     ----
I     -  The Enforcement Decree of The Korea Development Bank Act,
         incorporated herein by reference to Exhibit I to the
         Registration Statement of The Korea Development Bank
         (No.333-6866).

J     -  The By-laws of The Korea Development Bank, incorporated herein by reference to Exhibit J to the Registration Statement of The
         Korea Development Bank (No.333-6866).

K-1   -  Form of Prospectus Supplement relating to The Korea
         Development Bank's Medium-Term Notes, Series C, Due Not Less
         Than Nine Months From Date of Issue (the "Series C Notes"),
         incorporated herein by reference to Exhibit K-1 to the
         Registration Statement of The Korea Development Bank
         (No.333-6866).

K-2   -  Form of Supplement to the Prospectus Supplement relating to the
         Korea Development Bank's Series C Notes, incorporated herein by reference to Exhibit K-2 to the Registration Statement of The
         Korea Development Bank (No.333-6866).

L     -  Form of Distribution Agreement between The Korea Development
         Bank and the Agents named therein relating to the offer an sale from time to time of the Series C Notes, incorporated herein by reference to Exhibit L to the Registration Statement of The
         Korea Development Bank (No.333-6866).

M-1   -  Opinion (including consent) of Cleary, Gottlieb, Steen &
         Hamilton, 39th Floor, Bank of China Tower, One Garden Road, Hong
         Kong, United States counsel to the Bank, in respect of the legality of the Debt Securities (with or without Warrants).**

M-2   -  Opinion (including consent) of Lee & Ko, 16th Floor, West Wing
         POSCO Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul,
         135-777, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the Debt Securities (with or without
         Warrants).**

M-3   -  Opinion (including consent) of Cleary, Gottlieb, Steen &
         Hamilton, 39th Floor, Bank of China Tower, One Garden Road, Hong
         Kong, United States counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to
         Exhibit M-3 to the Registration Statement of The Korea
         Development Bank (No. 333-97299).

M-4   -  Opinion (including consent) of Cleary, Gottlieb, Steen &
         Hamilton, City Place House, 55 Basinghall Street, London EC2V
         5EH, England, English counsel to the Bank, in respect of the legality of the Guarantees, incorporated herein by reference to
         Exhibit M-4 to the Registration Statement of The Korea
         Development Bank (No. 333-97299).

M-5   -  Opinion (including consent) of Kim & Chang, Seyang Building,
         223 Naeja-dong, Chongro-ku, Seoul, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of the
         Guarantees, incorporated herein by reference to Exhibit M-5 to the Registration Statement of The Korea Development Bank (No.
         333-97299).

M-6   -  Opinion (including consent) of Cleary, Gottlieb, Steen &
         Hamilton, 39th Floor, Bank of China Tower, One Garden Road, Hong
         Kong, United States counsel to the Bank, in respect of the legality of The Korea Development Bank's 4.75% Notes due 2009.**

M-7   -  Opinion (including consent) of Lee & Ko, 16th Floor, West Wing
         POSCO Center

EXHIBIT                                                                     PAGE
-------                                                                     ----
         Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul, 135-777, The
         Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's 4.75% Notes due 2009.**

M-8   -  Opinion (including consent) of Cleary, Gottlieb, Steen &
         Hamilton, 39th Floor, Bank of China Tower, One Garden Road, Hong
         Kong, United States counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating Rate Notes due
         2009.

M-9   -  Opinion (including consent) of Lee & Ko, 16th Floor, West Wing
         POSCO Center Building, 892, Daechi-4 Dong, Kangnam-Gu, Seoul,
         135-777, The Republic of Korea, Korean counsel to the Bank, in respect of the legality of The Korea Development Bank's Floating
         Rate Notes due 2009.

N-1   -  Form of the Series C Note that bears interest at a fixed rate, incorporated herein by reference to Exhibit N-1 to the
         Registration Statement of The Korea Development Bank
         (No.333-6866).

N-2   -  Form of the Series C Note that bears interest at a floating rate, incorporated herein by reference to Exhibit N-2 to the
         Registration Statement of The Korea Development Bank
         (No.333-6866).

O     -  Form of Calculation Agency Agreement between The Korea
         Development Bank and the calculation agent named therein
         relating to the Series C Notes that bear interest at a floating rate, incorporated herein by reference to Exhibit O to the
         Registration Statement of The Korea Development Bank
         (No.333-6866).

--------------
*   May be filed by amendment.
**  Previously filed.

                                                                     EXHIBIT M-8

                    [Cleary, Gottlieb, Steen & Hamilton Logo]


                                October 20, 2004

The Korea Development Bank
16-3, Yoido-dong
Youngdungpo-gu
Seoul, Korea


Ladies and Gentlemen:


     We have acted as special United States counsel to The Korea Development Bank, a statutory juridical entity established in the Republic of Korea under The Korea Development Bank Act of 1953, as amended (the "Bank"), in connection with the Bank's offering pursuant to a registration statement under Schedule B (No. 333-111608) of $550,000,000 aggregate principal amount of its floating rate notes due 2009 (the "Notes") to be issued under a fiscal agency agreement dated as of February 15, 1991, as amended by Amendment No. 1 thereto dated as of June 25, 2004 (the "Fiscal Agency Agreement"), between the Bank and The Bank of New York, as fiscal agent (the "Fiscal Agent"). Such registration statement, as amended when it became effective, is herein called the "Registration Statement;" the related prospectus dated September 30, 2004, as first filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Securities Act"), is herein called the "Base Prospectus;" the prospectus supplement dated October 13, 2004, as first filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act, is herein called the "Prospectus Supplement;" and the Base Prospectus and the Prospectus Supplement, together, are herein called the "Prospectus."


     In arriving at the opinion expressed below, we have reviewed the following documents:

     (a)  the Registration Statement;

     (b)  the Prospectus;

     (c) a facsimile copy of the Notes in global form as executed by the Bank and authenticated by the Fiscal Agent; and

     (d)  an executed copy of the Fiscal Agency Agreement.

In addition, we have reviewed the originals or copies certified or otherwise identified to our satisfaction of all such records of the Bank and such other instruments and other certificates of public officials, officers and representatives of the Bank and such other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinion expressed below.

     In rendering the opinion expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified the accuracy as to factual matters of each document we have reviewed.

     Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that the Notes are the valid, binding and enforceable obligations of the Bank, entitled to the benefit of the Fiscal Agency Agreement.

     In connection with the foregoing opinion, we note that: (a) we have assumed that each of the Bank and the Fiscal Agent has satisfied those legal requirements that are applicable to it to the extent necessary to make the Fiscal Agency Agreement and the Notes enforceable against it (except that no such assumption is made as to the Bank regarding matters of the federal law of the United States of America or the law of the State of New York that in our experience normally would be applicable with respect to the Fiscal Agency Agreement and the Notes), (b) such opinion is subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity, (c) such opinion is subject to the effect of judicial application of foreign laws or foreign governmental actions affecting creditors' rights, (d) the enforceability of the waiver of immunities by the Bank set forth in the Notes is subject to the limitations imposed by the Foreign Sovereign Immunities Act of 1976 and (e) we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to the Notes where jurisdiction based on diversity of citizenship under 28 U.S.C. Section 1332 does not exist.

     The foregoing opinion is limited to the federal law of the United States of America and the law of the State of New York.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us under the heading "Legal Matters" in the Prospectus, without thereby admitting that we are "experts" under the Securities Act or the rules and regulations of the Commission thereunder for purposes of any part of the Registration Statement, including the exhibit as which this opinion is filed.


                                        Very truly yours,

                                        CLEARY, GOTTLIEB, STEEN & HAMILTON

                                        By         /s/ Jinduk Han
                                            ------------------------------------
                                                Jinduk Han, a Partner

                                                                     EXHIBIT M-9

                                 [Lee & Ko Logo]



                                                                October 20, 2004

To:  The Korea Development Bank
     16-3, Youido-dong
     Youngdeungpo-gu, Seoul
     Republic of Korea


           Re: The Korea Development Bank: Offering of US$550,000,000 Floating Rate Notes due 2009

Dear Sirs,

     We have acted as Korean legal counsel for The Korea Development Bank ("KDB"), a governmental financial institution established pursuant to The Korea Development Bank Act of 1953, as amended, in the Republic of Korea ("Korea") in connection with KDB's offering pursuant to a registration statement under Schedule B (No. 333-111608) (as amended when it became effective, the "Registration Statement") of US$550,000,000 aggregate principal amount of KDB's floating rate notes due 2009 (the "Notes") to be issued under a fiscal agency agreement dated as of February 15, 1991, as amended as of June 25, 2004, (the "Fiscal Agency Agreement") between KDB and The Bank of New York, as fiscal agent (the "Fiscal Agent").

     For the purposes of giving the legal opinions set forth herein, we have examined all such laws and regulations of Korea as are relevant, and originals or copies, certified or otherwise identified to our satisfaction, of the documents, records, certificates of public officials and other instruments as we have deemed necessary or advisable. In conducting such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies thereof, the power and authority of all parties other than KDB to enter into, and due execution and delivery by such parties of the documents referred to above. We have also assumed that such documents constitute the legal, valid and binding obligations of each of the parties thereto and there has been no breach of any of the terms thereof.

     In addition, and without prejudice to the generality of the immediately preceding paragraph, in arriving at the opinion expressed below, we have reviewed the following specific documents relating to the Notes:

     (a)  the Registration Statement;

     (b) the related prospectus dated September 30, 2004, as supplemented by the prospectus supplement dated October 13, 2004 and as first filed with the


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

          Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities act of 1933, as amended (the "Prospectus");

     (c) a facsimile copy of the Notes in global form as executed by KDB and authenticated by the Fiscal Agent; and

     (d)  an executed copy of the Fiscal Agency Agreement.

     As to any other matters of fact material to the opinion expressed herein, we have made no independent inquiry and have relied solely upon the certificates or oral or written statements of officers and other representatives of KDB.

     We are admitted to practice law in Korea, and the legal opinions provided herein are confined to and given on the basis of the laws of Korea in effect as at the date hereof. We do not represent ourselves to be familiar with the laws of any jurisdiction other than Korea, and we do not pass upon nor express any opinion in respect of those matters that are governed by or construed in accordance with any of such laws.

     Based on the foregoing and subject to the reservations and qualifications set out below, we are of the opinion that:

(1) KDB is a statutory juridical entity duly established under the Korea Development Bank Act of 1953, as amended, and validly existing under the laws of Korea, with power and authority to own its properties and conduct its business as described in the Prospectus forming a part of the Registration Statement;

(2)  The Fiscal Agency Agreement has been duly authorized and executed by KDB;

(3) The statements in the Prospectus concerning matters of Korean law are accurate and up-to-date as of the date hereof; and

(4) The Notes have been duly authorized, executed, issued and delivered by KDB and constitute valid, binding and enforceable obligations of KDB.

     We express no opinion as to any agreement, instrument or other documents other than as specified in this opinion.

     The opinions herein are given as of the date hereof solely in connection with the Notes to be issued by KDB and solely for the benefit of KDB and its legal advisers (including United States counsel to KDB in connection with the issue and sale of the Notes), and, except with our express consent, our opinions herein may not be relied upon as of any later date for any other purpose or by any other person.

         We hereby consent to the use of this opinion letter as an exhibit to the Registration Statement. In giving this consent, we do not hereby claim or otherwise acknowledge or admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act.

                                        Very truly yours,

                                        /s/ Lee & Ko
                                        ----------------------------------------
                                        Lee & Ko



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